EXECUTION VERSION
FIRST AMENDMENT, dated as of February 29, 2024 (this “Agreement”), among CRANE NXT, CO., a Delaware corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
Reference is made to that certain Credit Agreement, dated as of March 17, 2023 (the “Credit Agreement”), among the Company, the Borrowing Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, the parties hereto desire to amend the Credit Agreement to remove the Borrowers’ ability to request Revolving Borrowings denominated in Canadian Dollars and effect certain other changes, all as set forth herein.
NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
1.Capitalized Terms. Capitalized terms used and not defined herein shall have such meanings ascribed thereto in the Credit Agreement. The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.
2.Amendment. Effective as of the First Amendment Effective Date (as defined below):
(a)the Credit Agreement (excluding the schedules and, except as set forth below, exhibits thereto, each of which shall remain as in effect immediately prior to the First Amendment Effective Date) is hereby amended by inserting the language indicated in single or double underlined text (indicated textually in the same manner as the following examples: single-underlined text or double-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto;
(b)Exhibit B (Form of Borrowing Request) to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit B hereto; and
(c)Exhibit H (Form of Interest Election Request) to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibit C hereto.
3.Conditions to Effectiveness. This Agreement shall become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions is satisfied:
(a)The Administrative Agent shall have executed a counterpart of this Agreement and shall have received from the Company and the Lenders constituting the Required Lenders a counterpart of this Agreement signed on behalf of such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by email or other electronic means that reproduces an image of an actual executed signature page).

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(b)The Administrative Agent shall have received, to the extent invoiced at least two Business Days (or such shorter period as the Company shall agree) prior to the First Amendment Effective Date, reimbursement or payment of all of the Administrative Agent’s out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.
The Administrative Agent shall notify the Company and the Lenders of the occurrence of the First Amendment Effective Date, and such notice shall be conclusive and binding.
4.Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or any other Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(a)On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
5.Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
6.Incorporation by Reference. The provisions of Sections 9.06, 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.
CRANE NXT, CO.
by:    /s/ Eugene J. Eskildsen
    Name:    Eugene J. Eskildsen
    Title:    Vice President, Treasurer

    [Signature Page to the Crane NXT, Co. First Amendment]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent
by:    /s/ Manasa Chinta
    Name:    Manasa Chinta
    Title:    Vice President

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

BANK OF AMERICA, N.A.
by:    /s/ Timothy J. Waltman
    Name:    Timothy J. Waltman
    Title:    Senior Vice President

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Goldman Sachs Bank USA

by:    /s/ Priyankush Goswami
    Name:    Priyankush Goswami
    Title:    Authorized Signatory

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
TD Bank, N.A.
by:    /s/ Daniel Tulloch
    Name:    Daniel Tulloch
    Title:    Managing Director

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

U.S. Bank National Association
by:    /s/ Ke1sey Hehman
    Name:    Ke1sey Hehman
    Title:    Vice President

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

Wells Fargo Bank, N.A.
by:    /s/ Daniel K. Kinasz
    Name:    Daniel K. Kinasz
    Title:    Director

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
CITIBANK, N.A., as a Lender
By:    /s/ Moses Villanueva
    Name:    Moses Villanueva
    Title:    Authorized Signatory

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

CITIZENS BANK. N.A.
by:    /s/ Ryan Gass
    Name:    Ryan Gass
    Title:    VP
For any Institution requiring a second signature block:
by:
    Name:
    Title:

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

HSBC Bank USA, N.A.
by:    /s/ Virginia Cosenza
    Name:    Virginia Cosenza
    Title:    Senior Vice President
        #23310
For any Institution requiring a second signature block:
by:
    Name:
    Title:

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

M&T Bank
by:    /s/ Kathryn Williams
    Name:    Kathryn Williams
    Title:    SVP

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

CAPITAL ONE, NATIONAL ASSOCIATION
by:    /s/ William Panagis
    Name:    William Panagis
    Title:    Duly Authorized Signatory

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

Huntington National Bank
by:    /s/ Josie Counts
    Name:    Josie Counts
    Title:    Vice President

    [Signature Page to the Crane NXT, Co. First Amendment]

EXECUTION VERSION
Name of Institution:

National Westminster Bank plc
by:    /s/ Jonathan Eady
    Name:    Jonathan Eady
    Title:    Director
For any Institution requiring a second signature block:
by:
    Name:
    Title:

    [Signature Page to the Crane NXT, Co. First Amendment]